UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3 rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Securities Purchase Agreement

As previously disclosed, on October 23, 2025, Smart Powerr Corp., a Nevada corporation (the “Company”) entered into securities purchase agreements with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a private placement (the “Private Placement”), an aggregate of 17,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) included in 17,000,000 units (the “Units”), each consisting of one share of Common Stock, and one warrant, each exercisable to purchase one share of Common Stock (each, a “Warrant”).

On November 3, 2025, the Company and the Investors entered into an amendment to the securities purchase agreement (the “First Amendment”), pursuant to which the parties agreed to amend the per Unit purchase price to $1.305, increasing the gross proceeds to an aggregate of $22,185,000.

The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The Private Placement closed on November 10, 2025. The Units were issued and sold by the Company to the Investor in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof, and Rule 506(b) of Regulation D promulgated thereunder for transactions not involving a public offering, or Regulation S, as applicable. Each Sellers was required to represent that it is either an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act or, in the case of the shares of Common Stock sold outside the United States, not a “U.S. person” in accordance with Regulation S under the Securities Act. The Company did not engage in general solicitation or advertising and did not offer securities to the public in connection with the issuance and sale of shares of Common Stock described in this report.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 2.01 above is incorporated by reference into this Item 3.02.

This report is incorporated by reference into the registration statement on Form S-8 (File No. 333-290898), filed with the Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
10.1	Form of First Amendment to Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART POWERR CORP.

Date: November 14, 2025	By:	/s/ Guohua Ku
Guohua Ku
Chairman of the Board and Chief Executive Officer

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